UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 4, 2004
                                                    ---------------------------


                          GENELABS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


         California                    0-19222                  94-3010150
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


505 Penobscot Drive, Redwood City, California                   94063
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (650) 369-9500
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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2.02     Results of Operations and Financial Condition

         On November 4, 2004, Registrant announced its financial results for the fiscal quarter ended September 30, 2004 and made forward-looking statements relating to the fourth quarter of fiscal year 2004. The press release also provides unaudited condensed consolidated balance sheets comparing September 30, 2004 and December 31, 2003. The press release provides unaudited condensed consolidated statements of operations comparing the three month and nine month periods ended September 30, 2004 and September 30, 2003. A copy of the press release is furnished as exhibit 99.1 hereto.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


9.01     Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Registrant, dated November 4, 2004, entitled "Genelabs Technologies, Inc. Reports Financial Results for the Third Quarter and First Nine Months of 2004 and Provides Company Update"

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        GENELABS TECHNOLOGIES, INC.


                                        By:  /s/ Adrian Arima
                                            -----------------------------------
                                        Name:   Adrian Arima
                                        Title:  Vice President, General Counsel


Date:  November 4, 2004

                                 EXHIBIT INDEX


     EXHIBIT NO.                         DESCRIPTION
     ----------                          -----------

        99.1 Press Release of Registrant, dated November 4, 2004, entitled "Genelabs Technologies, Inc. Reports Financial Results for the Third Quarter and First Nine Months of 2004 and Provides Company Update"